UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

EIGHTCO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41033	87-2755739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 New Brunswick Avenue Phillipsburg, New Jersey	08865
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 765-8933

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OCTO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 28, 2023, Eightco Holdings Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). As of the close of business on November 3, 2023, the record date for the Annual Meeting, there were 4,335,714 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), outstanding and entitled to vote on the proposals described below. The matters described below were submitted to a vote of the holders of the Company’s Common Stock at the Annual Meeting. Each proposal is described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 6, 2023, and as supplemented on November 21, 2023 (the “Proxy Statement”).

1.	Election of Brian McFadden as a Class I member of the Company’s Board of Directors, to serve until the 2026 annual meeting of stockholders or until the appointment, election, and qualification of his successor.

Nominee	For	Against	Withhold	Broker Non-Votes
Brian McFadden	362,974	0	118,600	1,014,444

2.	Ratification of the selection of Morison Cogen LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023.

For	Against	Abstain
1,381,647	78,179	36,192

3.	Approval, on an advisory basis, of the compensation paid to our named executive officers as set forth in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
298,491	164,249	18,834	1,014,444

4.	Approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation.

1 Year	2 Years	3 Years	Abstain
238,128	86,572	93,222	63,652

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2023

Eightco Holdings Inc.

By:	/s/ Brian McFadden
Name:	Brian McFadden
Title:	Chief Executive Officer